(THE PRIMARY TREND FUNDS LOGO)

SEMIANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
DECEMBER 31, 2001

MESSAGE TO SHAREHOLDERS...

        "We are experiencing the first bear market since 1990, and for many investors the first bear market EVER of significant proportions. The remainder of 2001 will be volatile, exhausting and any rallies will be met with much skepticism due to the bleak economic headlines. But history bears out that new bull markets are born in the midst of bad news and economic contractions/recessions (circa 1990, 1984, 1982 and 1974). We now know why the markets headed south during 2000, and we suspect that it will be obvious next year why stocks bottomed in 2001."

                                             THE PRIMARY TREND FUNDS
                                             June 30, 2001 - Annual Report

  The 2000-01 time period is one for the record books -- but as investors, one that we would like to forget. It is the first time in 27 years that we have had back-to-back yearly declines in the popular stock market averages. For those unfortunate enough to have experienced it, the 1973-74 bear market unleashed the same punishment.

  As 2001 was unfolding, more and more evidence was pointing to the demise of the technology-driven bear market and the birth of a new value-driven bull market. Bullish pieces of the puzzle were falling into place: 1) Alan Greenspan and the Federal Reserve were launching an aggressive campaign of interest rate cuts that historically jump-start new bull markets; 2) the bear market had inflicted enough widespread damage to assume the worst was behind us; and 3) the technical condition of the broader stock market was showing marked improvement even in the face of bad news.

  However, all of that changed on September 11th. The terrorist attacks not only cost us thousands of American lives, but Black Tuesday reverberated throughout the U.S. economy as well. Industries such as airlines, insurance, travel and entertainment took the brunt of the damage, but an already fragile economy seemed to slip into recession as confidence was dramatically shaken. And uncertainty raised its ugly head again as Enronitis infected the equity market.

  The year-end rallies off of those September lows, while powerful, were not enough to pull the popular averages into positive territory, however. For the final six months of 2001, the Dow Jones Industrial Average posted a total return loss of 3.6%. Burdened by its underperforming large-cap technology components, the Standard & Poor's 500 Composite declined 5.6% and the NASDAQ Composite dropped 9.6%.

  While our conservative, long-term value-oriented philosophy did manage to outperform those yardsticks that we measure ourselves against, we are not satisfied with merely outperforming. For the six months ended 12/31/01, The Primary Trend Funds generated the following total returns for its shareholders:

                    THE PRIMARY TREND FUND                -0.4%
                    THE PRIMARY INCOME FUND               +0.3%

THE PRIMARY TREND FUND
----------------------

  Sometimes the preservation of capital is just as important as the appreciation of capital -- the year 2001 is a glaring example. While we were not able to replicate the superior gains of 2000, the Primary Trend Fund shareholders did avoid being caught in the jaws of the bear.

  As is typical with our long-term philosophy, much of our outperformance in 2001 can be attributed to the seeds we planted in 2000 and before. Our heavier commitment to consumer staples (17% of the portfolio) continued to be an anchor in the storm. Names such as Abbott Labs, Albertson's, Anheuser-Busch, Kraft
Foods, Newell Rubbermaid and Unilever made modest progress despite the stock market's volatile decline.

  We still believe that the old market leadership during the speculative bubble of 1999-2000, namely the technology stocks, will continue to underperform. As such, our exposure to information technology is still limited to just 9.7% of the portfolio (half the S&P 500's weighting), a strong contributing factor to our performance edge in 2001. Our selected investments in special situations such as AT&T, AT&T Wireless, Compaq and Intel should provide above-average gains as the economy recovers, however.

  Our cash position of 12% on June 30, 2001, was quickly reduced to 4% during the September buying opportunity. We added to our cyclical exposure by buying new positions in du Pont, General Electric and most recently Ford, as well as adding significantly to Intel Corp. We have taken some profits and raised our cash levels to 14% since year-end as we took advantage of the stock market's fourth quarter rally. We plan on redeploying that cash into undervalued equities in the near future.

THE PRIMARY INCOME FUND
-----------------------

  The  tortoise beat  the hare  once again  in 2001.   Slow  and steady  doesn't
always win the race, but the conservative investment strategy of The Primary Income Fund proved its mettle in a tumultuous market environment.

  At first blush, the aggressive cutting of short-term interest rates by the Fed would seem to have laid the bullish framework for a powerful rally by the interest-sensitive Utility sector. However, the Standard & Poor's Utilities Index was one of the worst performers in the final six months of 2001, with a - 20.6% total return. The Primary Income Fund's 27% weighting in the utility sector (17% in utility common stocks and 10% in utility fixed-income securities), however, escaped this damage. We attribute this success to concentrating on the traditional financially strong electric and natural gas distribution companies, while at the same time avoiding the more popular "power trading" vehicles such as Enron and the independent power producers. Unlike many on Wall Street, we believe these "widow and orphan" stocks, as the distribution utilities are affectionately known, are key ingredients in any long-term investment portfolio.

  Our fixed-income exposure in the Fund has been slowly reduced from 30% at the beginning of 2001 to 20% at mid-year, and is currently at 16%. We have shortened our bond maturities to the 2-year to 5-year range as the yield curve has flattened out. With the risk/reward profile favoring stocks at this point, we do not envision increasing our exposure to bonds in the next several months.

  The Fund's 16% weighting in consumer growth names was also a distinct performance advantage as these equities not only weathered the storm, but in many cases made upside progress. We have shifted our bond proceeds into the following undervalued, dividend paying common stocks that should benefit as the economy improves: du Pont, Ford, General Electric, Intel, McDonald's and Disney.

A VINCE LOMBARDI MARKET
-----------------------

  In The Primary Trend letter, our monthly communique to shareholders and clients, we have characterized our outlook for 2002 as a Vince Lombardi market:
"three yards and a cloud of dust". We do not feel that the current financial climate supports an aggressively bullish stance. 2002 will not be an "off to the races" affair, but rather some very spirited rallies interrupted by emotional and volatile declines. In the end though, we feel the year will belong to the bulls.

  Negatives are plentiful, but many are already reflected in individual stock price action, and the stock market as a whole is stubbornly climbing the proverbial "wall of worry".

  One glaring negative is overvaluation. The blue-chip S&P 500 index continues to trade at lofty price-to-earnings ratios of 24-27x despite its two-year bear market. The reason: earnings in the big names have come down as fast or faster than the popular average itself. However, the average stock trades at much cheaper multiples -- anywhere from 14-17x earnings. Herein lies the opportunity over the course of 2002.

  We believe the love affair with Index Funds has reached its pinnacle and the large-cap growth issues will continue to unwind. On the other hand, the majority of cheap stocks in the small, mid-and-large cap value-oriented sectors will propel this market higher. Stock selection, not market timing, will be the key going forward.

  Enronitis will continue to plague the equity markets in the near term. Bankruptcies, accounting fraud, litigation and corporate cash crunches are all elements affecting investors' confidence right now. Couple this with uncertainty surrounding the economy, unemployment and war and the U.S. stock market would seemingly have one ugly cauldron of trouble brewing. We would point out, however, that it always looks ugliest at the bottom. Major bankruptcies (a la Enron and Kmart) tend to coincide with market bottoms, not tops. And while we cannot rule out a bona fide retest of the September low on the Dow Jones Industrial Average in the 8000-9000 range, investors have already suffered through a three-year bear market -- the problems of today were already sniffed out by the stock market two years ago.

  The stock market does have some bullish elements working in its favor. Substantial liquidity has flooded the system as the Fed cut interest rates 11 times last year. A record amount of cash ($4.3 trillion) sits on the sidelines itching to return to equities -- especially with such low yields on money market funds. The underlying strength of the market internals points to a stealth bull market as a plethora of stocks are much cheaper than the popular averages. And lastly, Enronitis is not an epidemic.

  We have already taken some profits in the new year and raised some cash after the stellar year-end rally. We have sold entire positions in Dow Chemical and Minnesota Mining & Manufacturing and trimmed our stakes in Darden Restaurants and Abbott Labs. In turn, we have initiated new positions in Ford and Schering-Plough and added to Disney. We will continue to capitalize on the vagaries of the marketplace by buying cheap and selling dear.

  Our unwavering commitment to our long-term value-oriented investment philosophy has stood the test of time and has been especially rewarding to our shareholders over the last couple of years. In the end, staying the course and sticking to our knitting is our unwavering commitment to you.

  All of us at Arnold Investment Counsel value you as a fellow shareholder in The Primary Trend Funds. We are dedicated to proving that your trust and confidence in us is well placed. More importantly, we look forward to building upon that trust and our recent achievements in 2002 and beyond.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust, President                      Barry S. Arnold, Vice President

PORTFOLIOS OF INVESTMENTS
December 31, 2001 (unaudited)

                             THE PRIMARY TREND FUND

                                                                      MARKET
SHARES                                                   COST         VALUE
------                                                 ---------    ---------
          COMMON STOCKS      89.9%
 16,000   AT&T Corp. (Telecommunications)             $   271,796  $   290,240
 26,366   AT&T Wireless Services, Inc.*<F1>
            (Telecommunications)                          437,834      378,879
 14,000   Abbott Laboratories (Pharmaceutical products)   417,620      780,500
  8,000   Albertson's, Inc. (Retail food stores)          168,185      251,920
 20,000   Allstate Corp. (Insurance)                      679,308      674,000
 16,000   Anheuser-Busch Companies, Inc. (Beverages)      472,640      723,360
 39,728   Archer-Daniels-Midland Co. (Food processing)    577,077      570,097
  6,998   BP plc (Integrated oil company)                 143,640      325,477
 18,000   Carnival Corp. (Cruise lines)                   458,319      505,440
 40,000   Cendant Corp.* (Diversified consumer services)  534,250      784,400
  6,000   Chubb Corp. (Insurance)                         327,730      414,000
 25,000   Compaq Computer Corp. (Computer hardware)       260,750      244,000
 20,000   Darden Restaurants, Inc. (Restaurant chains)    201,228      708,000
 15,000   Dow Chemical Co. (Diversified chemicals)        551,520      506,700
 12,000   Du Pont (E.I.) de Nemours & Co.
            (Diversified chemicals)                       545,260      510,120
 18,000   Ford Motor Co. (Automotive manufacturing)       313,680      282,960
  5,000   The Gap, Inc. (Retail apparel)                   65,589       69,700
  8,000   General Electric Co.
            (Diversified manufacturing)                   246,800      320,640
  5,000   General Motors Corp.
            (Automotive manufacturing)                    271,350      243,000
 26,000   Intel Corp. (Semiconductors)                    814,738      817,700
 10,000   Kraft Foods Inc., Class A (Food & beverages)    310,000      340,300
 22,000   McDonald's Corp. (Restaurant chains)            611,155      582,340
  4,000   Minnesota Mining & Manufacturing Co.
            (Diversified manufacturing)                   285,656      472,840
  7,000   Newell Rubbermaid, Inc. (Consumer products)     183,618      192,990
 25,000   Occidental Petroleum Corp.
            (Integrated oil company)                      467,085      663,250
 10,000   PNC Financial Services Group, Inc.
            (Financial services)                          499,550      562,000
  8,000   PartnerRe Ltd. (Insurance)                      266,855      432,000
 30,000   Pennzoil-Quaker State Co. (Consumer products)   363,525      433,500
  8,000   Unilever N.V. (Consumer products)               344,640      460,880
  5,580   United Technologies Corp. (Aerospace)           231,525      360,635
 15,000   Walt Disney Company (Entertainment)             379,216      310,800
 22,000   Wendy's International, Inc.
            (Restaurant chains)                           493,848      641,740
                                                      -----------  -----------
               Total Common Stocks                     12,195,987   14,854,408
                                                      -----------  -----------

PRINCIPAL
  AMOUNT
---------

          BONDS AND NOTES      1.7%
          CONVERTIBLE BOND
$300,000  Analog Devices, Inc., 4.75%, due 10/1/05        275,367      285,375
                                                      -----------  -----------
               Total Bonds and Notes                      275,367      285,375
                                                      -----------  -----------
               Total Long-Term Investments             12,471,354   15,139,783
                                                      -----------  -----------

          SHORT-TERM INVESTMENTS      8.3%
          VARIABLE RATE DEMAND NOTES
 67,105   American Family Financial
            Services, Inc., 1.47%                          67,105       67,105
891,542   Firstar Bank, 1.61%                             891,542      891,542
 67,155   Wisconsin Corporate Central
            Credit Union, 1.53%                            67,155       67,155
337,537   Wisconsin Electric Power Co., 1.47%             337,537      337,537
                                                      -----------  -----------
               Total Short-Term Investments             1,363,339    1,363,339
                                                      -----------  -----------
          TOTAL INVESTMENTS      99.9%                $13,834,693   16,503,122
                                                      -----------
                                                      -----------
          Other Assets, less Liabilities      0.1%                      19,601
                                                                   -----------
          NET ASSETS      100.0%                                   $16,522,723
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing

                       See notes to financial statements.

PORTFOLIOS OF INVESTMENTS (continued)
December 31, 2001 (unaudited)

                            THE PRIMARY INCOME FUND

                                                                      MARKET
SHARES                                                   COST         VALUE
------                                                 --------      --------
          COMMON STOCKS      80.9%
  3,000   AT&T Corp. (Telecommunications)              $   52,096   $   54,420
  3,000   Abbott Laboratories
            (Pharmaceutical products)                      89,490      167,250
  3,000   Albertson's, Inc. (Retail food stores)           71,400       94,470
  2,000   Alliant Energy Corp.
            (Electric and gas utility)                     61,700       60,720
  3,000   Allstate Corp. (Insurance)                      116,528      101,100
  3,000   Anheuser-Busch Companies, Inc. (Beverages)       88,620      135,630
  1,637   Apartment Investment & Management Co.
            (Real estate investment trust)                 23,363       74,860
  1,600   BP plc (Integrated oil company)                  33,685       74,416
  3,000   Carnival Corp. (Cruise lines)                    76,734       84,240
  1,000   Chubb Corp. (Insurance)                          54,455       69,000
  2,000   Cinergy Corp. (Electric utility)                 39,641       66,860
  2,000   Cleco Corp. (Electric utility)                   45,390       43,940
  3,000   Compaq Computer Corp. (Computer hardware)        77,240       29,280
  4,000   DPL, Inc. (Electric and gas utility)             40,678       96,320
  1,191   DTE Energy Co. (Electric utility)                56,834       49,951
  3,000   Darden Restaurants, Inc. (Restaurant chains)     54,610      106,200
  2,000   Dow Chemical Co. (Diversified chemicals)         74,840       67,560
  2,500   Du Pont (E.I.) de Nemours & Co.
            (Diversified chemicals)                       114,000      106,275
  5,000   Ford Motor Co. (Automotive manufacturing)        88,300       78,600
  2,000   General Electric Co.
            (Diversified manufacturing)                    61,700       80,160
  4,000   Intel Corp. (Semiconductors)                    122,351      125,800
  3,000   KeySpan Corp. (Natural gas utility)              74,815      103,950
  5,000   McDonald's Corp. (Restaurant chains)            137,237      132,350
    500   Minnesota Mining & Manufacturing Co.
            (Diversified manufacturing)                    35,707       59,105
  3,000   Newell Rubbermaid, Inc. (Consumer products)      78,694       82,710
  3,000   Occidental Petroleum Corp.
            (Integrated oil company)                       62,250       79,590
  2,000   PNC Financial Services Group, Inc.
            (Financial services)                           99,660      112,400
  7,000   Pennzoil-Quaker State Co. (Consumer products)    77,920      101,150
  1,000   SBC Communications Inc.  (Telecommunications)    46,613       39,170
  4,000   Sempra Energy (Natural gas utility)              62,362       98,200
  2,000   Unilever N.V. (Consumer products)                86,160      115,220
  2,000   UtiliCorp United Inc.
            (Electric and gas utility)                     51,384       50,340
  1,000   Verizon Communications, Inc.
            (Telecommunications)                           52,425       47,460
  2,000   Walt Disney Company (Entertainment)              64,744       41,440
  4,000   Wendy's International, Inc.
            (Restaurant chains)                            91,476      116,680
  3,000   Wisconsin Energy Corp.
            (Electric and gas utility)                     73,280       67,680
                                                       ----------   ----------
          Total Common Stocks                           2,538,382    3,014,497
                                                       ----------   ----------
          PREFERRED STOCK      1.4%
  1,000   Central Maine Power $3.50                        55,250       52,250
                                                       ----------   ----------

PRINCIPAL
 AMOUNT
---------
          BONDS AND NOTES      14.6%
          CORPORATE NOTES
$100,000  Developers Diversified Realty Corp.,
            7.01%, due 2/7/03                              99,481      103,353
  99,000  Philadelphia Electric Co.,
            6.625%, due 3/1/03                             99,671      102,594
  50,000  Peoples Gas Light Co.,
            6.37%, due 5/1/03                              50,283       51,737
  50,000  Northern Illinois Gas Co., 5.75%, due 6/1/03     49,767       51,730
 100,000  Wisconsin Gas Company, 6.375%, due 11/1/05      100,543      102,923
  40,000  Bank America Corp, 6.15%, due 12/17/18           39,600       35,853
                                                       ----------   ----------
              Total Corporate Notes                       439,345      448,190
                                                       ----------   ----------

          CONVERTIBLE BOND
 100,000  Analog Devices, Inc., 4.75%, due 10/1/05         91,790       95,125
                                                       ----------   ----------
               Total Bonds and Notes                      531,135      543,315
                                                       ----------   ----------
               Total Long -Term Investments             3,124,767    3,610,062
                                                       ----------   ----------

          SHORT-TERM INVESTMENTS      2.9%
          VARIABLE RATE DEMAND NOTES
 83,622   Firstar Bank, 1.61%                              83,622       83,622
  1,510   Wisconsin Corporate Central
            Credit Union, 1.53%                             1,510        1,510
 20,625   Wisconsin Electric Power Co., 1.47%              20,625       20,625
                                                       ----------   ----------
               Total Short-Term Investments               105,757      105,757
                                                       ----------   ----------
          TOTAL INVESTMENTS      99.8%                 $3,230,524    3,715,819
                                                       ----------
                                                       ----------
          Other Assets, less Liabilities      0.2%                       8,914
                                                                    ----------
          NET ASSETS      100.0%                                    $3,724,733
                                                                    ----------
                                                                    ----------

          Note to Portfolio of Investments - As required by the Fund's investment policies, the Fund has invested $1,019,820 (27% of its net assets) in securities issued by utilities.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (unaudited)
                                                       THE PRIMARY  THE PRIMARY
                                                       TREND FUND   INCOME FUND
                                                       ----------   -----------
Assets:
   Investments, at Value (Note 2a):
     Common Stocks                                     $14,854,408  $3,014,497
     Preferred Stocks                                           --      52,250
     Bonds and Notes                                       285,375     543,315
     Short-Term Investments                              1,363,339     105,757
                                                       -----------  ----------
            Total Investments (Cost $13,834,693
             and $3,230,524, respectively)              16,503,122   3,715,819
     Dividends Receivable                                   21,444       5,457
     Interest Receivable                                     6,302       6,517
     Prepaid Expenses                                        8,857       6,758
                                                       -----------  ----------
            Total Assets                                16,539,725   3,734,551
                                                       -----------  ----------
Liabilities
   Accrued Investment Advisory Fees                         10,345       5,547
   Other                                                     6,657       4,271
                                                       -----------  ----------
            Total Liabilities                               17,002       9,818
                                                       -----------  ----------
Net Assets                                             $16,522,723  $3,724,733
                                                       -----------  ----------
                                                       -----------  ----------
Shares Outstanding                                       1,361,905     307,588
Net Asset Value Per Share                              $     12.13  $    12.11
                                                       -----------  ----------
                                                       -----------  ----------
Net Assets Consist of:
   Capital Stock (30,000,000 shares authorized each)   $13,737,002  $3,293,949
   Net Unrealized Appreciation of Investments            2,668,429     485,295
   Undistributed Net Realized Gains
     (Accumulated Losses)                                  117,292     (54,511)
                                                       -----------  ----------
Net Assets                                             $16,522,723  $3,724,733
                                                       -----------  ----------
                                                       -----------  ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the six months ended December 31, 2001 (unaudited)

                                                                 THE PRIMARY         THE PRIMARY
                                                                 TREND FUND          INCOME FUND
                                                                 ----------          -----------
Income:
     Interest                                                     $  41,240            $ 22,476
     Dividends                                                      122,991(a)<F2>       39,043(b)<F3>
                                                                  ---------            --------
     Total Income                                                   164,231              61,519
                                                                  ---------            --------

Expenses:
     Investment Advisory Fees (Note 3)                               61,947              13,627
     Administration and Accounting Fees                              17,637              12,598
     Shareholder Servicing Costs                                     12,679               5,549
     Professional Fees                                                8,469               5,649
     Printing                                                         3,147                 968
     Registration Fees                                                2,974               1,504
     Custodial Fees                                                   2,109                 868
     Insurance                                                        1,169                 244
     Postage                                                          1,167                 240
     Pricing                                                          1,015               1,261
     Other                                                            1,959               1,582
                                                                  ---------            --------
     Total Expenses Before Reimbursement                            114,272              44,090
     Less Expenses Reimbursed By Adviser (Note 3)                        --             (25,675)
                                                                  ---------            --------
     Net Expenses                                                   114,272              18,415
                                                                  ---------            --------
Net Investment Income                                                49,959              43,104
                                                                  ---------            --------
Net Realized Gain on Investments                                    117,341              58,729
Change in Net Unrealized Appreciation of Investments               (258,287)            (91,513)
                                                                  ---------            --------
Net Realized and Unrealized Loss on Investments                    (140,946)            (32,784)
                                                                  ---------            --------
Net Increase (Decrease) in Net Assets From Operations             $ (90,987)           $ 10,320
                                                                  ---------            --------
                                                                  ---------            --------

(a)<F2>   Net of $1,059 in foreign withholding taxes.
(b)<F3>   Net of $254 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                          THE PRIMARY                         THE PRIMARY
                                                          TREND FUND                          INCOME FUND
                                                -------------------------------     -------------------------------
                                                SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                  DECEMBER 31,        JUNE 30,        DECEMBER 31,        JUNE 30,
                                                      2001              2001              2001              2001
                                                ----------------     ----------     ----------------     ----------
Operations:
   Net Investment Income                           $    49,959       $   229,614       $   43,104        $  110,187
   Net Realized Gain
     on Investments                                    117,341           655,546           58,729            46,700
   Change in Net Unrealized Appreciation
     of Investments                                   (258,287)        2,409,647          (91,513)          522,846
                                                   -----------       -----------       ----------        ----------
   Net Increase (Decrease) in Net
     Assets from Operations                            (90,987)        3,294,807           10,320           679,733
                                                   -----------       -----------       ----------        ----------

Distributions to Shareholders:
   From Net Investment Income                         (169,847)         (279,821)         (43,255)         (110,305)
   From Net Realized Gains                            (124,759)         (440,483)              --                --
                                                   -----------       -----------       ----------        ----------
   Decrease in Net Assets
     from Distributions                               (294,606)         (720,304)         (43,255)         (110,305)
                                                   -----------       -----------       ----------        ----------

Fund Share Transactions:
   Proceeds from Shares Sold                           450,063         2,107,656          124,751           146,817
   Reinvested Distributions                            276,186           674,396           38,071            97,063
   Cost of Shares Redeemed                          (1,468,209)       (2,493,489)        (130,933)         (459,289)
                                                   -----------       -----------       ----------        ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                     (741,960)          288,563           31,889          (215,409)
                                                   -----------       -----------       ----------        ----------
Total Increase (Decrease) in
   Net Assets                                       (1,127,553)        2,863,066           (1,046)          354,019

Net Assets:
   Beginning of Period                              17,650,276        14,787,210        3,725,779         3,371,760
                                                   -----------       -----------       ----------        ----------
   End of Period                                   $16,522,723       $17,650,276       $3,724,733        $3,725,779
                                                   -----------       -----------       ----------        ----------
                                                   -----------       -----------       ----------        ----------
Undistributed Net Investment
  Income at End of Period                          $        --       $   119,870       $       --        $      139
                                                   -----------       -----------       ----------        ----------
                                                   -----------       -----------       ----------        ----------

Transactions in Shares:
   Sales                                                38,181           177,683           10,415            12,444
   Reinvested Distributions                             22,632            56,612            3,205             8,259
   Redemptions                                        (123,343)         (211,460)         (10,842)          (40,041)
                                                   -----------       -----------       ----------        ----------
   Net Increase (Decrease)                             (62,530)           22,835            2,778           (19,338)
                                                   -----------       -----------       ----------        ----------
                                                   -----------       -----------       ----------        ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each period (unaudited)

                                                              THE PRIMARY                   THE PRIMARY
                                                              TREND FUND                    INCOME FUND
                                                     ---------------------------   ---------------------------
                                                       SIX MONTHS     YEAR ENDED     SIX MONTHS     YEAR ENDED
                                                         ENDED         JUNE 30,        ENDED         JUNE 30,
                                                     DEC. 31, 2001       2001      DEC. 31, 2001       2001
                                                     -------------    ----------   -------------    ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                     $12.39         $10.55         $12.22         $10.40
                                                         ------         ------         ------         ------
Net Investment Income                                      0.04           0.16           0.14           0.35
Net Realized and Unrealized Gain (Loss)
  on Investments                                          (0.09)          2.19          (0.11)          1.82
                                                         ------         ------         ------         ------
Total from Investment Operations                          (0.05)          2.35           0.03           2.17
                                                         ------         ------         ------         ------

Less Distributions:
   From Net Investment Income                             (0.12)         (0.20)         (0.14)         (0.35)
   From Net Realized Gains                                (0.09)         (0.31)            --             --
                                                         ------         ------         ------         ------
   Total Distributions                                    (0.21)         (0.51)         (0.14)         (0.35)
                                                         ------         ------         ------         ------
Net Increase (Decrease)                                   (0.26)          1.84          (0.11)          1.82
                                                         ------         ------         ------         ------
Net Asset Value, End of Period                           $12.13         $12.39         $12.11         $12.22
                                                         ------         ------         ------         ------
                                                         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                  (0.4)%          22.5%           0.3%          21.1%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)             $16,523        $17,650         $3,725         $3,726
   Ratio of Net Expenses to Average Net Assets            1.37%*<F4>     1.38%          1.00%*<F4>     1.00%
   Ratio of Net Investment Income
     to Average Net Assets                                0.60%*<F4>     1.36%          2.34%*<F4>     3.02%
   Ratio of Expenses Reimbursed
     to Average Net Assets                                   --             --          1.39%*<F4>     1.44%
   Portfolio Turnover                                     14.5%          44.7%           9.0%          36.6%

*<F4>  Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)

1. ORGANIZATION

   The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Funds.

   a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Other securities for which market quotations are not readily available are valued under procedures approved by the Boards of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

   b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

   c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The cost basis of investments for federal income tax purposes is the same as that for financial statement purposes.

   d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

   e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

   The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are
   affiliated,  to  serve  as  investment  adviser.  Under  the  terms  of   the
   agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the six months ended December 31, 2001. For the six months ended December 31, 2001, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be discontinued at any time by the Adviser, but not before June 30, 2002. The Adviser was not required to reimburse the Trend Fund for the six months ended December 31, 2001. For the six months ended December 31, 2001, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $49,899. The Trend Fund paid total directors fees of $1,000 to its outside directors and the Income Fund paid total directors fees of $1,000 to its outside directors during the six months ended December 31, 2001.

4. PURCHASES AND SALES OF SECURITIES

   Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 2001 were as follows:

                                       THE PRIMARY         THE PRIMARY
                                        TREND FUND         INCOME FUND
                                        ----------         -----------
   Purchases                            $2,183,005           $312,749
   Sales                                 2,920,312            321,510

   At December 31, 2001, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $13,834,693 and $3,230,524 for the Trend Fund and Income Fund, respectively, were as follows:

                                       THE PRIMARY         THE PRIMARY
                                        TREND FUND         INCOME FUND
                                        ----------         -----------
   Appreciation                         $3,103,695           $652,249
   Depreciation                           (435,266)          (166,954)
                                        ----------           --------
   Net Appreciation of Investments      $2,668,429           $485,295
                                        ----------           --------
                                        ----------           --------

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President
 Barry S. Arnold, Vice President and Assistant Secretary
 James R. Arnold, Jr., Secretary and Treasurer

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz

ADMINISTRATOR
 Sunstone Financial Group, Inc.
 803 West Michigan Street, Suite A
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 Ernst & Young LLP
 111 East Kilbourn Avenue
 Milwaukee, Wisconsin 53202

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

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